                                 Exhibit 25.2


              Powers of Attorney of The CIT Group Holdings, Inc.

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Amendment No. 1 to
Registration Statement No. 33-85224 on Form S-11 and Form S-3 for the registration of limited guarantees of payment on certain Manufactured Housing Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $500,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $500,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Amendment No. 1 to the Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Amendment No. 1 to the Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 1994.



                                          /s/  ALBERT R. GAMPER, JR.
                                       -----------------------------------
                                               Albert R. Gamper, Jr.

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Amendment No. 1 to
Registration Statement No. 33-85224 on Form S-11 and Form S-3 for the registration of limited guarantees of payment on certain Manufactured Housing Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $500,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $500,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Amendment No. 1 to the Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Amendment No. 1 to the Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 1994.



                                           /s/    HISAO KOBAYASHI
                                       -----------------------------------
                                                  Hisao Kobayashi

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Amendment No. 1 to
Registration Statement No. 33-85224 on Form S-11 and Form S-3 for the registration of limited guarantees of payment on certain Manufactured Housing Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $500,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $500,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Amendment No. 1 to the Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Amendment No. 1 to the Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 1994.



                                           /s/     MICHIO MURATA
                                       -----------------------------------
                                                   Michio Murata

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Amendment No. 1 to
Registration Statement No. 33-85224 on Form S-11 and Form S-3 for the registration of limited guarantees of payment on certain Manufactured Housing Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $500,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $500,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Amendment No. 1 to the Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Amendment No. 1 to the Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 1994.



                                          /s/  JOSEPH A. POLLICINO
                                       -----------------------------------
                                               Joseph A. Pollicino

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Amendment No. 1 to
Registration Statement No. 33-85224 on Form S-11 and Form S-3 for the registration of limited guarantees of payment on certain Manufactured Housing Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $500,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $500,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Amendment No. 1 to the Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Amendment No. 1 to the Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 1994.



                                           /s/    PAUL N. ROTH
                                       -----------------------------------
                                                  Paul N. Roth

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Amendment No. 1 to
Registration Statement No. 33-85224 on Form S-11 and Form S-3 for the registration of limited guarantees of payment on certain Manufactured Housing Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $500,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $500,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Amendment No. 1 to the Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Amendment No. 1 to the Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 1994.



                                           /s/   HIDEO KITAHARA
                                       -----------------------------------
                                                 Hideo Kitahara

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Amendment No. 1 to
Registration Statement No. 33-85224 on Form S-11 and Form S-3 for the registration of limited guarantees of payment on certain Manufactured Housing Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $500,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $500,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Amendment No. 1 to the Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Amendment No. 1 to the Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 1994.



                                            /s/  PETER J. TOBIN
                                       -----------------------------------
                                                 Peter J. Tobin

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Amendment No. 1 to
Registration Statement No. 33-85224 on Form S-11 and Form S-3 for the registration of limited guarantees of payment on certain Manufactured Housing Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $500,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $500,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Amendment No. 1 to the Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Amendment No. 1 to the Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 1994.



                                           /s/   TOSHIJI TOKIWA
                                       -----------------------------------
                                                 Toshiji Tokiwa

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Amendment No. 1 to
Registration Statement No. 33-85224 on Form S-11 and Form S-3 for the registration of limited guarantees of payment on certain Manufactured Housing Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $500,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $500,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Amendment No. 1 to the Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Amendment No. 1 to the Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 1994.



                                             /s/   KEIJI TORII
                                       -----------------------------------
                                                   Keiji Torii

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, Amendment No. 1 to
Registration Statement No. 33-85224 on Form S-11 and Form S-3 for the registration of limited guarantees of payment on certain Manufactured Housing Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $500,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $500,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Amendment No. 1 to the Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Amendment No. 1 to the Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 1994.



                                          /s/   WILLIAM H. TURNER
                                       -----------------------------------
                                                William H. Turner